UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2005
Hines Real Estate Investment Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

000-50805	20-0138854
(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5000, Houston, Texas	77056-6118
(Address of Principal Executive Offices)	(Zip Code)
(888) 220-6121
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 7, 2005, Hines Real Estate Investment Trust, Inc. (“Hines REIT”) filed a Current Report on Form 8-K with regard to the acquisition on November 2, 2005 by its indirect subsidiary, Hines REIT 1515 S Street, LP, of the office properties located at 1515 S Street in Sacramento, California, as described in such Current Report. This Amendment to the Current Report includes financial information relating to the properties acquired on November 2, 2005.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.
1515 S Street, Sacramento, California —Nine Months Ended September 30, 2005 (Unaudited) and
Year Ended December 31, 2004
Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses
     (b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.
Hines Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations —Year Ended December 31, 2004
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004
Unaudited Notes to Pro Forma Consolidated Statement of Operations
     (c) Exhibits None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HINES REAL ESTATE INVESTMENT TRUST, INC.
November 21, 2005	By:	/s/ Frank R. Apollo
Frank R. Apollo
Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Hines REIT 1515 S Street, LP
We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the office properties located at 1515 S Street, Sacramento, CA (the “Properties”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Hines Real Estate Investment Trust, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 to the Historical Summary of the properties located at 1515 S Street, Sacramento, CA, for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE, LLP
Houston, Texas
November 18, 2005

1515 S STREET, SACRAMENTO, CALIFORNIA
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

	Nine Months	Year
	Ended	Ended
	September 30, 2005	December 31, 2004
	(Unaudited)
Revenue:
Rental income	$4,565,241	$6,718,734
Parking income	560,273	749,883
Escalation income	64,070	95,593

Total revenues	5,189,584	7,564,210
Expenses:
Salaries	117,517	180,308
Utilities	508,420	570,357
Cleaning services	201,278	288,254
Repairs, maintenance and supplies	106,795	205,485
Security	38,738	53,028
Building management services	—	1,667
Insurance	42,701	60,938
Real estate taxes	317,541	426,586
General and administrative	—	3,023

Total expenses	1,332,990	1,789,646

Revenues in excess of expenses	$3,856,594	$5,774,564

See accompanying notes to statements of revenues and certain operating expenses.

1515 S STREET, SACRAMENTO, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004
(1) Organization
     1515 S Street, Sacramento, California (the “Properties”) is an office complex comprised of two five-story office buildings and an eight-story parking garage constructed in 1987 containing an aggregate of approximately 349,000 square feet of rentable area. Hines Real Estate Investment Trust, Inc. (“Hines REIT”) acquired, through Hines REIT Properties, L.P., its majority-owned subsidiary (the “Operating Partnership,” and together, the “Company”) the Properties. The acquisition was completed on November 2, 2005 by Hines REIT 1515 S Street, LP (“Hines REIT 1515”), a wholly-owned subsidiary of the Operating Partnership.
(2) Basis of Presentation
     The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of the Properties, exclusive of items which may not be comparable to the proposed future operations of the Properties.
     The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2005 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.
(3) Principles of Reporting and Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires the Properties’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(4) Significant Accounting Policies
     (a) Revenue Recognition
     The Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents, escalations, and charges to tenants for their pro rata share of real estate taxes and operating expenses. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, which amounted to an increase in rental income of approximately $42,000 (unaudited) for the nine months ended September 30, 2005, and an increase in rental income of approximately $984,000 for the year ended December 31, 2004.
     Rental payments under certain leases are based on a minimum rental amount plus a percentage of the lessee’s sales in excess of stipulated amounts. Since inception, no income has been received from such contingent rent agreements.
     All of the Properties’ net rentable space is committed under operating leases at September 30, 2005 and December 31, 2004. The tenants’ leases expire in various years through 2013. Of the total net rentable area leased, approximately 340,170 square feet (unaudited), or 97% (unaudited), is leased to the State of California under two leases which expire in 2012 and 2013.
     (b) Bad Debt Expense
     Bad debts are recorded under the specific identification method whereby uncollectible receivables are directly written off when identified.
     (c) Repairs and Maintenance
     Expenditures for repairs and maintenance are expensed as incurred.

(5) Leases
     The aggregate annual minimum future rental income on noncancelable operating leases in effect as of December 31, 2004 is as follows:

Amount
Year ended December 31:
2005	$6,046,832
2006	6,305,520
2007	6,260,194
2008	6,247,547
2009	2,045,144
Thereafter	—

Total future minimum rentals	$26,905,237

     Total minimum future rental income represents the base rent, including base year operating expenses, that tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, electric service, real estate taxes, and operating cost escalations.
** * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

	Year Ended	Adjustment for
	December 31, 2004	Acquisitions		Pro Forma
Revenues	$—	$15,782,177	(a)	$15,782,177

Expenses:
Organizational and offering expenses	14,771,095	—		14,771,095
Asset management and acquisition fees	818,320	—		818,320
Other start-up costs	409,668	—		409,668
General and administrative expenses	617,570	—		617,570
Depreciation and amortization	—	7,284,626	(a)	7,284,626
Property operating expenses	—	6,794,658	(a)	6,794,658

Total Expenses	16,616,653	14,079,284	(a)	30,695,937

Loss before equity in losses, interest income and loss allocated to minority interests	(16,616,653)	1,702,893		(14,913,760)

Equity in income (losses) of Hines-Sumisei U. S. Core Office Fund, L.P.	68,461	(53,109	)(b)	15,352
Interest income	163	—		163
Interest expense	—	(6,020,924	)(a)	(6,020,924)
Loss allocated to minority interests	6,540,140	1,816,561	(c)	8,356,701

Net loss	$(10,007,889)	$(2,554,579)		$(12,562,468)

Loss per common share	$(60.40)	$(15.42)		$(75.82)

Weighted average number common shares outstanding	165,690	165,690		165,690

See notes to unaudited pro forma consolidated statement of operations and unaudited notes to pro forma consolidated statement of operations.
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004
(a)	To record the pro forma effect of the Company’s acquisition of 1900 and 2000 Alameda de las Pulgas, 3100 McKinnon Street (“Citymark”) and 1515 S Street assuming that the acquisitions had occurred on January 1, 2004.

(b)	To record the pro forma effect on the Company’s equity in earnings assuming that the Core Fund’s acquisition of Three First National Plaza and Golden Eagle Plaza had occurred on January 1, 2004.

(c)	To record the pro forma effect on the Company’s loss allocated to minority interests assuming that the Core Fund’s acquisition of Three First National Plaza and Golden Eagle Plaza and the Company’s acquisition of 1900 and 2000 Alameda de las Pulgas, Citymark and 1515 S Street had occurred on January 1, 2004.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(1) Investment Properties
     On June 28, 2005, Hines Real Estate Investment Trust, Inc., a Maryland corporation (“Hines REIT” and, together with its consolidated subsidiaries, the “Company”), acquired 1900 and 2000 Alameda de las Pulgas in San Mateo, California for approximately $59.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. The property, which is located in the San Francisco Bay area office market, consists of a four-story building constructed in 1971 which was substantially renovated in 1996 and a two-story building completed in 1983. The buildings have an aggregate of 253,377 square feet of rentable area.
     On August 24, 2005, the Company acquired Citymark, which is located in Dallas, Texas. The aggregate purchase price of Citymark was approximately $27.8 million, including transaction costs. This transaction was financed with proceeds from a term loan. Citymark is an 11-story office building constructed in 1987. The building has an aggregate of 218,943 square feet of rentable area.
     On November 2, 2005, the Company acquired an office complex located at 1515 S Street in Sacramento, California (“1515 S Street’’). The aggregate purchase price for 1515 S Street was approximately $66.6 million, exclusive of transaction costs, financing fees and working capital reserves. The Company funded the acquisition with net proceeds of its public offering and borrowings of approximately $66.0 million under the Company’s revolving credit facility. 1515 S Street consists of two five-story buildings and an eight-story parking garage constructed in 1987. The buildings have an aggregate of 349,000 square feet of rentable area.
     The unaudited pro forma consolidated statement of operations of the Company assumes that all three acquisitions occurred on January 1, 2004.
(2) Core Fund
     The Core Fund is an investment vehicle organized in August 2003 by Hines to invest in existing office properties in the United States. The third-party investors in the Core Fund other than Hines REIT are, and Hines expects that future third-party investors in the Core Fund will be, primarily U.S. and foreign institutional investors or high net worth individuals. The Core Fund was formed as a Delaware limited partnership and was organized in connection with the acquisition of three office properties from Sumitomo Life Realty (N.Y.), Inc. (“Sumitomo Life”).
     In August 2003, the Core Fund, Sumitomo Life, three independent pension plans and funds (the “Institutional Co-Investors”) and an affiliate of Hines organized Hines-Sumisei NY Core Office Trust (“NY Trust I”), a Maryland real estate investment trust, to acquire three properties from Sumitomo Life and an entity affiliated with Sumitomo Life. Two of these three properties are located in New York City and the remaining property is located in Washington D.C. In August 2003, NY Trust I acquired these properties for an aggregate purchase price of approximately $581.1 million. The cash portion of the purchase price, transaction costs and working capital was funded by a combination of capital contributions from Institutional Co-Investors and Hines affiliates, bridge financing and long-term mortgage debt.
     In January 2004, the Core Fund, Sumitomo Life, certain Institutional Co-Investors and an affiliate of Hines organized Hines-Sumisei NY Core Office Trust II (“NY Trust II”), a Maryland real estate investment trust, to acquire 600 Lexington Avenue, a fourth office property owned by Sumitomo Life located in New York City. In February 2004, NY Trust II acquired 600 Lexington Avenue for a purchase price of approximately $91.6 million, of which $25.0 million was paid to Sumitomo Life and subsequently reinvested back into the Core Fund by Sumitomo Life in exchange for partnership units in the Core Fund. The cash portion of the purchase price, transaction costs and working capital was funded by a combination of capital contributions from Hines affiliates and long-term mortgage debt.
     The Core Fund holds approximately 40.60% of the outstanding share capital in each NY Trust, Institutional Co-Investors own approximately 57.89% of the outstanding share capital of each NY Trust, and Hines-related entities own the remaining outstanding share capital of each NY Trust, or approximately 1.51%.
     In May 2004, the Core Fund acquired an interest in One Shell Plaza and Two Shell Plaza (collectively, the “Shell Buildings”). Institutional Co-Investors, affiliates of Hines including Hines US Core Office Capital Associates IV Limited Partnership and Hines US Core Office Capital Associates LP and third-party investors currently hold, indirectly, the remaining interests in these buildings, respectively. One half of the interests in the Shell Buildings were acquired from 910 Associates Limited Partnership, 910

Louisiana Limited Partnership and Block 145 Limited, all affiliates of Hines, and through which Hines effectively owned 32.70% of the Shell Buildings. The aggregate purchase price for the Shell Buildings was approximately $351.8 million. The Core Fund holds approximately a 45.85% indirect interest in each of the Shell Buildings. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining approximate 49.50%, 0.80% and 3.85% interests in these buildings, respectively.
     In September 2004, the Core Fund acquired interests in two office buildings located at 55 Second Street and 101 Second Street, in the central business district of San Francisco, California (collectively, the “San Francisco Properties”). Two indirect subsidiaries of the Core Fund were formed as investment entities for the purpose of acquiring and holding these properties. The sellers were unaffiliated with the Company, the Core Fund, Hines or their affiliates. The aggregate purchase price for the San Francisco Properties, including transaction and working capital costs and prepayment and interest rate buy-down fees, was approximately $305.0 million. The Core Fund holds approximately a 91.70% indirect interest in each of the San Francisco Properties. Affiliates of Hines and third-party investors hold, indirectly, the remaining approximate 0.60% and 7.70% interests in these buildings, respectively.
     In March 2005, the Core Fund acquired an indirect interest in its ninth office building. Three First National Plaza, completed in 1981, is located at 70 West Madison Street in the Central Loop of Chicago. The aggregate purchase price for the property was approximately $245.3 million, including transaction costs, financing fees and working capital reserves. In connection with the acquisition, mortgage financing was secured in the aggregate principal amount of approximately $141.0 million. The Core Fund currently holds approximately a 73.36% interest in Three First National Plaza. Institutional Co-Investors, affiliates of Hines and third-party investors hold, indirectly, the remaining 19.80%, 0.68% and 6.16%, respectively. The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that this acquisition occurred on January 1, 2004.
     On August 10, 2005, the Core Fund purchased Golden Eagle Plaza, an office property located at 525 B Street in the central business district of San Diego, California. Golden Eagle Plaza was built in 1969 and renovated in 1998. It consists of a 22-story office tower and an attached parking structure. The aggregate purchase price of Golden Eagle Plaza was approximately $116.4 million, including transaction costs. In connection with the acquisition, mortgage financing was secured in the amount of $52.0 million and a bridge loan was secured in the amount of $68.0 million. The Core Fund currently holds approximately a 91.70% interest in Golden Eagle Plaza. Affiliates of Hines and third-party investors hold, indirectly, the remaining 0.60% and 7.70%, respectively. The unaudited pro forma consolidated condensed statement of operations of the Core Fund summarized below assumes that this acquisition occurred on January 1, 2004.
     The unaudited pro forma consolidated statement of operations has been prepared assuming the Company’s investment in the Core Fund is accounted for utilizing the equity method as the Company has the ability to exercise significant influence over, but does not exercise financial and operating control over, the Core Fund.
HINES REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED
CONDENSED STATEMENT OF OPERATIONS OF THE CORE FUND
For the Year Ended December 31, 2004

Revenues and interest income	$197,350,213
Expenses:
Operating	81,538,212
Interest	43,326,718
Depreciation and amortization	60,144,586

Total expenses	185,009,516
Minority interest	10,079,656

Net income	$2,261,041